UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016
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DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective April 29, 2016, Issued Holdings Capital Corporation (“IHCC”), a direct, wholly-owned subsidiary of Dynex Capital, Inc. (the “Company”), and the Company, as guarantor, entered into an Amendment No. 3 (the “Amendment”) to IHCC’s Master Repurchase and Securities Contract (as amended, the “Repurchase Agreement”) with Wells Fargo Bank, N. A. (“Wells Fargo”).
The Amendment extends the maturity date of the Repurchase Agreement to August 6, 2018, subject to early termination provisions contained in the Repurchase Agreement, amends the pricing formula for borrowings under the Repurchase Agreement to establish a floor for LIBOR-based calculations, provides for reimbursement of Wells Fargo by IHCC of certain increased costs related to certain legal or regulatory changes, and makes certain other immaterial changes, including related to tax matters, to incorporate terms that are customary for agreements of this type. In connection with the Amendment, the aggregate maximum borrowing capacity under the Repurchase Agreement was increased to $350 million. No changes were made to the guarantee agreement (the “Guarantee Agreement”) under which the Company fully guarantees all of IHCC’s payment and performance obligations under the Repurchase Agreement.
See the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 8, 2012, on October 7, 2013, and on February 11, 2015 for additional disclosure regarding the terms of the Repurchase Agreement, as previously amended, and the Guarantee Agreement. The Repurchase Agreement, as amended, and the Guarantee Agreement contain representations, warranties, covenants, events of default and indemnities that are customary for agreements of this type. The Guarantee Agreement also contains financial covenants that require the Company to meet at all times minimum consolidated net worth, minimum liquidity, and maximum indebtedness to consolidated net worth requirements.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.23.3.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01 above, the content of which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.23.3	Amendment No. 3 to Master Repurchase and Securities Contract dated as of April 29, 2016 between Issued Holdings Capital Corporation, Dynex Capital, Inc. (as guarantor) and Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	May 2, 2016	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.23.3	Amendment No. 3 to Master Repurchase and Securities Contract dated as of April 29, 2016 between Issued Holdings Capital Corporation, Dynex Capital, Inc. (as guarantor) and Wells Fargo Bank, N.A.